UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2007

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

(971) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2007, the Company announced the departure of Cindy J. McPike as Senior Vice President and Chief Financial Officer effective June 18, 2007. A copy of the press release is attached hereto as exhibit 99.1 and furnished herewith.

The parties have entered into a mutual separation agreement. Ms. McPike stated her intent to explore opportunities as a chief financial officer or chief executive officer of another company, potentially in a different industry. The Company is conducting a search for a successor. Rob Erickson, Assistant Vice President and Controller will fulfill the duties of Principal Financial Officer on an interim basis until a successor is found.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

The Company has not made any changes to guidance or financial projections that were given in its first quarter 2007 earnings release on April 25, 2007.

StanCorp and its representatives may from time to time make written or oral forward-looking statements, including statements contained in press releases, in StanCorp’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analyst and investors. Some of these statements, including those relating to the Company’s strategy and other statements that are predictive in nature, that depend on or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “seeks” and similar expressions, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts but instead represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve uncertainties that are difficult to predict. The Company’s actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements and, given these uncertainties or circumstances, readers are cautioned not to place undue reliance on such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

See StanCorp’s latest annual report on Form 10-K with the Securities and Exchange Commission for a description of the types of uncertainties and risks that may affect actual results.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	StanCorp Financial Group, Inc. press release dated June 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.
Dated: June 20, 2007

/s/ Eric E. Parsons
Eric E. Parsons
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
* 99.1	StanCorp Financial Group, Inc. press release dated June 20, 2007

*	Furnished herewith